Portfolio of Investments – as of September 30, 2024 (Unaudited)
Loomis Sayles Strategic Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 80.0% of Net Assets

Non-Convertible Bonds — 72.9%
	ABS Car Loan — 1.0%
$330,578	American Credit Acceptance Receivables Trust, Series 2022-4, Class C, 7.860%, 2/15/2029(a)	$332,989
5,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class D, 3.340%, 8/20/2026(a)	4,889,210
715,000	Avis Budget Rental Car Funding AESOP LLC, Series 2024-1A, Class C, 6.480%, 6/20/2030(a)	738,430
3,020,000	Carvana Auto Receivables Trust, Series 2024-N3, Class E, 7.660%, 4/12/2032(a)	3,019,206
1,030,000	Credit Acceptance Auto Loan Trust, Series 2024-1A, Class C, 6.710%, 7/17/2034(a)	1,064,614
940,000	First Investors Auto Owner Trust, Series 2022-2A, Class D, 8.710%, 10/16/2028(a)	997,047
7,303,000	Hertz Vehicle Financing III LLC, Series 2022-1A, Class D, 4.850%, 6/25/2026(a)	7,166,287
1,295,000	Hertz Vehicle Financing III LLC, Series 2023-1A, Class 1D, 9.130%, 6/25/2027(a)	1,306,548
4,105,000	Hertz Vehicle Financing LLC, Series 2022-4A, Class D, 6.560%, 9/25/2026(a)	4,041,898
2,810,000	Prestige Auto Receivables Trust, Series 2022-1A, Class D, 8.080%, 8/15/2028(a)	2,893,951
175,000	SBNA Auto Receivables Trust, Series 2024-A, Class C, 5.590%, 1/15/2030(a)	178,294
240,000	SBNA Auto Receivables Trust, Series 2024-A, Class D, 6.040%, 4/15/2030(a)	246,402
200,000	VStrong Auto Receivables Trust, Series 2024-A, Class D, 7.290%, 7/15/2030(a)	209,735
1,540,000	Westlake Automobile Receivables Trust, Series 2023-1A, Class D, 6.790%, 11/15/2028(a)	1,592,451
		28,677,062
	ABS Credit Card — 0.2%
4,910,000	Fortiva Retail Credit Master Note Business Trust, Series 2024-ONE, Class B, 9.700%, 11/15/2029(a)	5,024,742
	ABS Home Equity — 2.1%
5,350,000	CoreVest American Finance Ltd., Series 2021-1, Class D, 3.247%, 4/15/2053(a)	4,591,023
1,510,000	CoreVest American Finance Ltd., Series 2021-3, Class D, 3.469%, 10/15/2054(a)	1,304,694
3,245,000	CoreVest American Finance Ltd., Series 2023-RTL1, Class A1, 7.553%, 12/28/2030(a)(b)	3,321,997
2,510,000	Credit Suisse Mortgage Trust, Series 2021-RPL6, Class M2, 3.125%, 10/25/2060(a)	2,012,009
7,660,000	FirstKey Homes Trust, Series 2020-SFR1, Class F2, 4.284%, 8/17/2037(a)	7,517,831
4,241,724	GITSIT Mortgage Loan Trust, Series 2024-NPL1, Class A1, 7.466%, 6/25/2054(a)(b)	4,297,108
Principal Amount (‡)	Description	Value (†)

	ABS Home Equity — continued
$8,302,089	Home Partners of America Trust, Series 2021-2, Class E1, 2.852%, 12/17/2026(a)	$7,779,175
4,151,045	Home Partners of America Trust, Series 2021-2, Class E2, 2.952%, 12/17/2026(a)	3,881,991
2,588,997	PRPM LLC, Series 2021-4, Class A2, 6.474%, 4/25/2026(a)(b)	2,572,868
3,730,600	PRPM LLC, Series 2021-9, Class A1, 2.363%, 10/25/2026(a)(b)	3,731,009
2,778,494	PRPM LLC, Series 2024-2, Class A1, 7.026%, 3/25/2029(a)(b)	2,812,959
1,581,536	RCO VII Mortgage LLC, Series 2024-1, Class A1, 7.021%, 1/25/2029(a)(b)	1,592,316
686,640	Redwood Funding Trust, Series 2023-1, Class A, 7.500%, 7/25/2059(a)(b)	682,498
1,109,299	Redwood Funding Trust, Series 2024-1, Class A, 7.745%, 12/25/2054(a)(b)	1,119,312
800,000	Toorak Mortgage Trust, Series 2024-RRTL1, Class A1, 6.597%, 2/25/2039(a)(b)	810,827
1,120,000	Towd Point Mortgage Trust, Series 2017-4, Class M2, 3.250%, 6/25/2057(a)(b)	996,339
795,000	Towd Point Mortgage Trust, Series 2019-4, Class M1, 3.500%, 10/25/2059(a)(b)	708,904
3,995,476	VCAT LLC, Series 2021-NPL5, Class A2, 3.844%, 8/25/2051(a)(b)	3,878,892
7,891,001	VCAT LLC, Series 2021-NPL6, Class A2, 3.967%, 9/25/2051(a)(b)	7,698,887
		61,310,639
	ABS Other — 3.0%
2,364,353	AASET Trust, Series 2021-2A, Class B, 3.538%, 1/15/2047(a)	2,124,103
1,160,000	Aqua Finance Trust, Series 2024-A, Class D, 6.530%, 4/18/2050(a)	1,159,858
1,215,000	BHG Securitization Trust, Series 2024-1CON, Class B, 6.490%, 4/17/2035(a)	1,242,796
330,000	BHG Securitization Trust, Series 2024-1CON, Class C, 6.860%, 4/17/2035(a)	337,958
2,225,000	Business Jet Securities LLC, Series 2024-2A, Class C, 7.974%, 9/15/2039(a)	2,238,980
1,640,065	Castlelake Aircraft Securitization Trust, Series 2018-1, Class B, 5.300%, 6/15/2043(a)	1,305,836
6,213,746	Clsec Holdings 22t LLC, Series 2021-1, Class C, 6.171%, 5/11/2037(a)	5,713,471
261,822	Elara HGV Timeshare Issuer LLC, Series 2021-A, Class C, 2.090%, 8/27/2035(a)	246,242
550,000	Foundation Finance Trust, Series 2023-2A, Class D, 9.100%, 6/15/2049(a)	579,667
10,435,000	Frontier Issuer LLC, Series 2023-1, Class A2, 6.600%, 8/20/2053(a)	10,717,235
500,000	Frontier Issuer LLC, Series 2023-1, Class C, 11.500%, 8/20/2053(a)	540,805
9,250,000	Frontier Issuer LLC, Series 2024-1, Class C, 11.160%, 6/20/2054(a)	10,631,349
653,813	Hilton Grand Vacations Trust, Series 2024-1B, Class D, 8.850%, 9/15/2039(a)	677,665
43,249	HIN Timeshare Trust, Series 2020-A, Class C, 3.420%, 10/09/2039(a)	41,649
2,343,952	Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class B, 3.432%, 10/15/2046(a)	2,175,370

Principal Amount (‡)	Description	Value (†)

	ABS Other — continued
$3,935,188	MAPS Trust, Series 2021-1A, Class A, 2.521%, 6/15/2046(a)	$3,667,475
505,000	Mariner Finance Issuance Trust, Series 2024-AA, Class D, 6.770%, 9/22/2036(a)	515,378
690,000	Marlette Funding Trust, Series 2024-1A, Class B, 6.070%, 7/17/2034(a)	701,054
4,285,000	Mercury Financial Credit Card Master Trust, Series 2024-2A, Class A, 6.560%, 7/20/2029(a)	4,365,845
505,000	MetroNet Infrastructure Issuer LLC, Series 2024-1A, Class A2, 6.230%, 4/20/2054(a)	522,691
11,783,498	Navigator Aircraft ABS Ltd., Series 2021-1, Class B, 3.571%, 11/15/2046(a)(b)	10,809,780
1,930,000	SCF Equipment Leasing LLC, Series 2022-2A, Class C, 6.500%, 8/20/2032(a)	1,981,332
440,000	SCF Equipment Leasing LLC, Series 2024-1A, Class C, 5.820%, 9/20/2032(a)	458,509
435,000	SCF Equipment Leasing LLC, Series 2024-1A, Class D, 6.580%, 6/21/2033(a)	451,223
3,000,000	SEB Funding LLC, Series 2024-1A, Class A2, 7.386%, 4/30/2054(a)	3,087,027
663,213	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042(a)	635,385
8,845,590	Slam Ltd., Series 2021-1A, Class A, 2.434%, 6/15/2046(a)	8,193,626
330,976	Stream Innovations Issuer Trust, Series 2024-1A, Class A, 6.270%, 7/15/2044(a)	340,181
2,605,000	Trafigura Securitisation Finance PLC, Series 2024-1A, Class B, 7.290%, 11/15/2027(a)	2,662,940
8,157,401	Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.104%, 5/15/2046(a)	7,414,205
3,900,000	Ziply Fiber Issuer LLC, Series 2024-1A, Class A2, 6.640%, 4/20/2054(a)	4,021,056
		89,560,691
	ABS Student Loan — 0.2%
770,383	Ascent Education Funding Trust, Series 2024-A, Class A, 6.140%, 10/25/2050(a)	792,021
495,000	Ascent Education Funding Trust, Series 2024-A, Class C, 8.010%, 10/25/2050(a)	507,120
3,835,000	College Ave Student Loans LLC, Series 2024-B, Class B, 6.080%, 8/25/2054(a)	3,948,455
		5,247,596
	ABS Whole Business — 0.6%
5,925,000	Applebee's Funding LLC/IHOP Funding LLC, Series 2023-1A, Class A2, 7.824%, 3/05/2053(a)	6,201,572
1,488,750	FOCUS Brands Funding, Series 2023-2, Class A2, 8.241%, 10/30/2053(a)	1,602,818
2,249,437	Hardee's Funding LLC, Series 2021-1A, Class A2, 2.865%, 6/20/2051(a)	2,011,046
1,014,900	Hardee's Funding LLC, Series 2024-1A, Class A2, 7.253%, 3/20/2054(a)	1,054,672
747,713	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049(a)	698,214
Principal Amount (‡)	Description	Value (†)

	ABS Whole Business — continued
$131,625	Planet Fitness Master Issuer LLC, Series 2022-1A, Class A2I, 3.251%, 12/05/2051(a)	$126,685
6,760,000	Planet Fitness Master Issuer LLC, Series 2024-1A, Class A2I, 5.765%, 6/05/2054(a)	6,908,632
		18,603,639
	Aerospace & Defense — 1.5%
7,895,000	Boeing Co., 3.625%, 2/01/2031	7,232,649
6,165,000	Boeing Co., 5.150%, 5/01/2030	6,179,810
5,645,000	Boeing Co., 5.705%, 5/01/2040	5,507,776
14,665,000	Boeing Co., 5.805%, 5/01/2050	14,168,129
345,000	Boeing Co., 5.930%, 5/01/2060	330,464
1,585,000	Boeing Co., 6.388%, 5/01/2031(a)	1,685,389
1,480,000	Boeing Co., 6.528%, 5/01/2034(a)	1,588,433
4,425,000	Boeing Co., 6.858%, 5/01/2054(a)	4,856,925
2,360,000	Boeing Co., 7.008%, 5/01/2064(a)	2,600,197
		44,149,772
	Airlines — 0.0%
872,289	American Airlines Pass-Through Trust, Series 2016-3, Class B, 3.750%, 4/15/2027	848,162
459,448	American Airlines Pass-Through Trust, Series B, Class B, 3.700%, 4/15/2027	452,748
		1,300,910
	Apartment REITs — 0.1%
1,740,000	Invitation Homes Operating Partnership LP, 4.875%, 2/01/2035	1,717,643
	Automotive — 0.5%
6,445,000	General Motors Financial Co., Inc., 6.400%, 1/09/2033	6,872,436
2,080,000	ZF North America Capital, Inc., 6.750%, 4/23/2030(a)	2,097,719
2,055,000	ZF North America Capital, Inc., 6.875%, 4/14/2028(a)	2,076,475
3,165,000	ZF North America Capital, Inc., 6.875%, 4/23/2032(a)	3,176,150
2,170,000	ZF North America Capital, Inc., 7.125%, 4/14/2030(a)	2,235,339
		16,458,119
	Banking — 3.5%
11,885,000	Barclays PLC, (fixed rate to 3/15/2028, variable rate thereafter), 4.375%(c)	10,637,804
14,295,000	Credit Agricole SA, (fixed rate to 1/10/2034, variable rate thereafter), 6.251%, 1/10/2035(a)	15,256,540
8,240,000	Deutsche Bank AG, (fixed rate to 10/07/2031, variable rate thereafter), 3.742%, 1/07/2033	7,211,971
16,322,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	14,648,003
1,709,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	1,685,997
5,690,000	Intesa Sanpaolo SpA, 7.200%, 11/28/2033(a)	6,482,276
11,025,000	Morgan Stanley, (fixed rate to 1/19/2033, variable rate thereafter), 5.948%, 1/19/2038	11,557,876
3,980,000	Synchrony Financial, (fixed rate to 8/02/2029, variable rate thereafter), 5.935%, 8/02/2030	4,088,901
3,695,000	UBS Group AG, (fixed rate to 11/15/2032, variable rate thereafter), 9.016%, 11/15/2033(a)	4,669,225

Principal Amount (‡)	Description	Value (†)

	Banking — continued
$5,405,000	UBS Group AG, (fixed rate to 2/08/2034, variable rate thereafter), 5.699%, 2/08/2035(a)	$5,705,419
325,000	UBS Group AG, (fixed rate to 5/14/2031, variable rate thereafter), 3.091%, 5/14/2032(a)	293,070
5,370,000	UBS Group AG, (fixed rate to 8/12/2032, variable rate thereafter), 6.537%, 8/12/2033(a)	5,929,232
14,800,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035(a)	14,561,798
		102,728,112
	Brokerage — 0.4%
7,080,000	Jefferies Financial Group, Inc., 6.200%, 4/14/2034	7,579,081
3,893,000	Jefferies Financial Group, Inc., 6.250%, 1/15/2036	4,209,968
		11,789,049
	Building Materials — 1.3%
29,325,000	Cemex SAB de CV, 3.875%, 7/11/2031(a)	26,997,836
1,985,000	Cemex SAB de CV, (fixed rate to 3/14/2028, variable rate thereafter), 9.125%(a)(c)	2,165,229
10,470,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%(a)(c)	10,312,979
		39,476,044
	Cable Satellite — 6.1%
34,275,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034(a)	28,114,411
6,555,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.750%, 2/01/2032(a)	5,776,778
7,180,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.300%, 2/01/2032	5,783,845
17,890,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, 4/01/2031	15,309,393
16,530,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.700%, 4/01/2051	10,552,548
920,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.850%, 4/01/2061	564,268
31,240,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.950%, 6/30/2062	19,291,370
4,025,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	3,682,352
6,425,000	CSC Holdings LLC, 3.375%, 2/15/2031(a)	4,555,647
1,075,000	CSC Holdings LLC, 4.125%, 12/01/2030(a)	783,412
415,000	CSC Holdings LLC, 4.500%, 11/15/2031(a)	302,116
48,110,000	CSC Holdings LLC, 4.625%, 12/01/2030(a)	24,415,495
5,540,000	CSC Holdings LLC, 5.000%, 11/15/2031(a)	2,737,763
14,005,000	CSC Holdings LLC, 5.375%, 2/01/2028(a)	11,797,353
1,360,000	CSC Holdings LLC, 5.750%, 1/15/2030(a)	703,985
3,705,000	Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.875%, 8/15/2027(a)	3,637,689
6,470,000	DISH DBS Corp., 5.125%, 6/01/2029	4,340,895
22,190,000	DISH DBS Corp., 5.250%, 12/01/2026(a)	20,506,297
Principal Amount (‡)	Description	Value (†)

	Cable Satellite — continued
$6,575,000	DISH DBS Corp., 5.750%, 12/01/2028(a)	$5,744,715
15,865,000	DISH DBS Corp., 7.750%, 7/01/2026	13,767,691
		182,368,023
	Chemicals — 0.8%
10,887,000	Ashland, Inc., 3.375%, 9/01/2031(a)	9,665,209
1,510,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050(a)	1,182,805
11,235,000	Celanese U.S. Holdings LLC, 6.700%, 11/15/2033	12,291,835
		23,139,849
	Collateralized Mortgage Obligations — 0.2%
7,680,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class C, 3.668%, 3/05/2033(a)(b)	5,413,072
	Construction Machinery — 0.5%
1,530,000	Ashtead Capital, Inc., 5.500%, 8/11/2032(a)	1,565,295
2,140,000	Ashtead Capital, Inc., 5.550%, 5/30/2033(a)	2,189,996
2,870,000	Ashtead Capital, Inc., 5.800%, 4/15/2034(a)	2,999,258
6,985,000	United Rentals North America, Inc., 6.125%, 3/15/2034(a)	7,218,627
		13,973,176
	Consumer Cyclical Services — 0.8%
2,145,000	TriNet Group, Inc., 3.500%, 3/01/2029(a)	1,992,459
8,665,000	Uber Technologies, Inc., 4.500%, 8/15/2029(a)	8,590,563
2,680,000	Uber Technologies, Inc., 4.800%, 9/15/2034	2,676,288
10,815,000	Uber Technologies, Inc., 6.250%, 1/15/2028(a)	10,930,039
		24,189,349
	Electric — 0.7%
18,228,319	Alta Wind Holdings LLC, 7.000%, 6/30/2035(a)	18,029,276
3,375,000	Duke Energy Corp., 5.450%, 6/15/2034	3,522,274
		21,551,550
	Finance Companies — 3.9%
4,030,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/30/2032	3,637,069
2,395,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.400%, 10/29/2033	2,118,985
4,375,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.950%, 9/10/2034	4,351,046
3,555,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.150%, 9/30/2030	3,828,628
10,600,000	Air Lease Corp., Series B, (fixed rate to 6/15/2026, variable rate thereafter), 4.650%(c)	10,332,748
2,570,000	Aircastle Ltd., 5.950%, 2/15/2029(a)	2,662,017
3,585,000	Aircastle Ltd., Series A, (fixed rate to 6/15/2026, variable rate thereafter), 5.250%(a)(c)	3,558,083
3,695,000	Aircastle Ltd./Aircastle Ireland DAC, 5.750%, 10/01/2031(a)	3,799,201
4,150,000	Aviation Capital Group LLC, 6.250%, 4/15/2028(a)	4,334,924
8,650,000	Aviation Capital Group LLC, 6.750%, 10/25/2028(a)	9,238,435
6,145,000	Blue Owl Capital Corp., 2.875%, 6/11/2028	5,629,101
1,110,000	Macquarie Airfinance Holdings Ltd., 5.150%, 3/17/2030(a)	1,112,414
400,000	Macquarie Airfinance Holdings Ltd., 6.400%, 3/26/2029(a)	416,317

Principal Amount (‡)	Description	Value (†)

	Finance Companies — continued
$860,000	Macquarie Airfinance Holdings Ltd., 6.500%, 3/26/2031(a)	$907,806
11,740,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026(a)	11,271,306
8,865,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029(a)	8,335,548
33,040,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031(a)	30,421,256
9,630,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033(a)	8,602,339
		114,557,223
	Financial Other — 0.8%
758,051	Add Hero Holdings Ltd., Series IAI, 8.500% PIK or 7.500% Cash, 9/30/2029(d)	60,644
584,513	Add Hero Holdings Ltd., Series IAI, 9.000% PIK or 8.000% Cash, 9/30/2030(d)	13,754
762,777	Add Hero Holdings Ltd., Series IAI, 9.800% PIK or 8.800% Cash, 9/30/2031(d)	17,033
1,650,000	Agile Group Holdings Ltd., 5.500%, 4/21/2025(e)	107,250
1,120,000	Agile Group Holdings Ltd., 5.500%, 5/17/2026(e)	72,173
1,225,000	Agile Group Holdings Ltd., 5.750%, 1/02/2025(e)	79,625
6,150,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025(e)	401,042
4,720,000	Central China Real Estate Ltd., 7.250%, 7/16/2024(e)	114,082
1,260,000	Central China Real Estate Ltd., 7.250%, 8/13/2024(e)	31,500
1,957,000	Central China Real Estate Ltd., 7.250%, 4/28/2025(e)	48,925
3,260,000	Central China Real Estate Ltd., 7.500%, 7/14/2025(e)	81,500
4,415,000	Central China Real Estate Ltd., 7.650%, 8/27/2025(e)	110,375
1,305,000	Central China Real Estate Ltd., 7.750%, 5/24/2024(e)	26,100
6,815,475	CFLD Cayman Investment Ltd., 2.500%, 1/31/2031(a)(f)	242,699
8,274,825	CFLD Cayman Investment Ltd., 2.500%, 1/31/2031(a)(f)	238,480
833,252	CFLD Cayman Investment Ltd., Zero Coupon, 0.000%–28.181%, 1/31/2031(a)(g)	20,831
435,526	China Aoyuan Group Ltd., Series IAI, 5.500% PIK or 0.000% Cash, 9/30/2031(d)	3,070
1,155,773	China Aoyuan Group Ltd., Series IAI, Zero Coupon, 0.000%–16.004%(b)(c)(g)	8,668
1,800,000	China Evergrande Group, 8.250%, 3/23/2022(e)	36,000
4,045,000	China Evergrande Group, 8.750%, 6/28/2025(e)	67,713
1,405,000	China Evergrande Group, 9.500%, 4/11/2022(e)	23,843
335,000	China Evergrande Group, 9.500%, 3/29/2024(e)	6,700
4,060,000	CIFI Holdings Group Co. Ltd., 4.450%, 8/17/2026(e)	400,925
15,930,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	13,921,993
6,925,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024(e)	325,475
Principal Amount (‡)	Description	Value (†)

	Financial Other — continued
$1,415,000	Kaisa Group Holdings Ltd., 9.950%, 7/23/2025(e)	$39,988
1,600,000	Kaisa Group Holdings Ltd., 10.500%, 1/15/2025(e)	48,000
8,085,000	Kaisa Group Holdings Ltd., 11.250%, 4/16/2025(e)	257,426
7,075,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026(e)	198,029
4,795,000	Kaisa Group Holdings Ltd., 11.700%, 11/11/2025(e)	120,498
1,380,000	KWG Group Holdings Ltd., 6.000%, 8/14/2026(e)	82,579
3,760,000	KWG Group Holdings Ltd., 6.300%, 2/13/2026(e)	224,998
3,345,000	Logan Group Co. Ltd., 4.250%, 7/12/2025(e)	293,825
1,320,000	Logan Group Co. Ltd., 4.850%, 12/14/2026(e)	112,266
2,880,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031(e)	148,262
400,000	Shimao Group Holdings Ltd., 4.600%, 7/13/2030(e)	22,200
1,830,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027(e)	87,474
280,000	Shimao Group Holdings Ltd., 5.600%, 7/15/2026(e)	14,465
1,970,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024(e)	105,888
1,531,104	Sunac China Holdings Ltd., 6.000% PIK or 5.000% Cash, 9/30/2026(a)(d)	189,444
1,532,962	Sunac China Holdings Ltd., 6.250% PIK or 5.250% Cash, 9/30/2027(a)(d)	161,942
3,069,643	Sunac China Holdings Ltd., 6.500% PIK or 5.500% Cash, 9/30/2027(a)(d)	297,418
4,610,042	Sunac China Holdings Ltd., 6.750% PIK or 5.750% Cash, 9/30/2028(a)(d)	413,890
4,615,617	Sunac China Holdings Ltd., 7.000% PIK or 6.000% Cash, 9/30/2029(a)(d)	352,172
2,249,452	Sunac China Holdings Ltd., 7.250% PIK or 6.250% Cash, 9/30/2030(a)(d)	159,936
720,000	Times China Holdings Ltd., 5.750%, 1/14/2027(e)	16,553
4,030,000	Times China Holdings Ltd., 6.200%, 3/22/2026(e)	95,430
23,285,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027(e)	1,458,805
1,245,000	Yuzhou Group Holdings Co. Ltd., 7.375%, 1/13/2026(e)	87,150
9,395,000	Yuzhou Group Holdings Co. Ltd., 7.700%, 2/20/2025(e)	566,425
5,345,000	Yuzhou Group Holdings Co. Ltd., 7.850%, 8/12/2026(e)	356,351
3,155,000	Yuzhou Group Holdings Co. Ltd., 8.300%, 5/27/2025(e)	220,850
4,535,000	Zhenro Properties Group Ltd., 6.630%, 1/07/2026(e)	29,750
365,000	Zhenro Properties Group Ltd., 6.700%, 8/04/2026(e)	2,391
715,000	Zhenro Properties Group Ltd., 7.350%, 2/05/2025(e)	1,788
		22,626,593
	Food & Beverage — 0.9%
835,000	JBS USA Holding Lux SARL/JBS USA Food Co./JBS Lux Co. SARL, 6.750%, 3/15/2034(a)	925,094

Principal Amount (‡)	Description	Value (†)

	Food & Beverage — continued
$4,355,000	Performance Food Group, Inc., 4.250%, 8/01/2029(a)	$4,141,368
2,585,000	Performance Food Group, Inc., 6.125%, 9/15/2032(a)	2,641,496
11,860,000	Pilgrim's Pride Corp., 3.500%, 3/01/2032	10,530,480
7,340,000	Post Holdings, Inc., 4.500%, 9/15/2031(a)	6,857,088
1,610,000	Post Holdings, Inc., 6.250%, 10/15/2034(a)	1,620,149
		26,715,675
	Gaming — 0.4%
3,845,000	GLP Capital LP/GLP Financing II, Inc., 3.250%, 1/15/2032	3,401,476
9,165,000	Light & Wonder International, Inc., 7.000%, 5/15/2028(a)	9,245,249
		12,646,725
	Government Owned - No Guarantee — 0.2%
495,000	Antares Holdings LP, 2.750%, 1/15/2027(a)	463,555
585,000	Antares Holdings LP, 3.750%, 7/15/2027(a)	554,749
3,530,000	Ecopetrol SA, 8.375%, 1/19/2036	3,609,425
		4,627,729
	Health Insurance — 0.2%
880,000	Molina Healthcare, Inc., 3.875%, 11/15/2030(a)	817,449
4,280,000	Molina Healthcare, Inc., 3.875%, 5/15/2032(a)	3,914,177
		4,731,626
	Healthcare — 0.2%
2,800,000	Bausch & Lomb Corp., 8.375%, 10/01/2028(a)	2,961,000
3,400,000	HCA, Inc., 5.450%, 9/15/2034	3,498,393
		6,459,393
	Independent Energy — 3.8%
5,290,000	Aker BP ASA, 5.125%, 10/01/2034(a)	5,227,191
1,835,000	Civitas Resources, Inc., 8.625%, 11/01/2030(a)	1,944,140
11,400,000	Continental Resources, Inc., 2.875%, 4/01/2032(a)	9,629,170
24,431,000	Continental Resources, Inc., 5.750%, 1/15/2031(a)	24,995,832
6,210,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028(a)	5,582,542
8,120,000	Energean Israel Finance Ltd., 5.875%, 3/30/2031(a)	6,945,036
550,000	Leviathan Bond Ltd., 6.125%, 6/30/2025(a)	540,985
5,050,000	Leviathan Bond Ltd., 6.500%, 6/30/2027(a)	4,783,208
20,420,000	Matador Resources Co., 6.250%, 4/15/2033(a)	20,077,515
1,635,000	Occidental Petroleum Corp., 5.550%, 10/01/2034	1,659,827
2,715,000	Ovintiv, Inc., 6.625%, 8/15/2037	2,913,052
6,800,000	Permian Resources Operating LLC, 5.875%, 7/01/2029(a)	6,793,620
6,365,000	Permian Resources Operating LLC, 6.250%, 2/01/2033(a)	6,467,699
17,908,000	Sanchez Energy Corp., 6.125%, 1/15/2023(e)	268,620
9,520,000	Sanchez Energy Corp., 7.750%, 6/15/2021(e)	142,800
3,190,000	SM Energy Co., 6.500%, 7/15/2028	3,186,493
6,815,000	SM Energy Co., 6.750%, 8/01/2029(a)	6,843,139
3,445,000	SM Energy Co., 7.000%, 8/01/2032(a)	3,458,315
1,990,000	Viper Energy, Inc., 7.375%, 11/01/2031(a)	2,098,801
		113,557,985
	Industrial Other — 0.1%
2,845,000	Arcosa, Inc., 6.875%, 8/15/2032(a)	2,977,403
Principal Amount (‡)	Description	Value (†)

	Leisure — 2.0%
$8,710,000	Carnival Corp., 5.750%, 3/01/2027(a)	$8,821,074
6,065,000	Carnival Corp., 6.000%, 5/01/2029(a)	6,145,054
1,050,000	Carnival Corp., 7.000%, 8/15/2029(a)	1,115,826
6,575,000	NCL Corp. Ltd., 5.875%, 3/15/2026(a)	6,575,405
5,085,000	NCL Corp. Ltd., 5.875%, 2/15/2027(a)	5,100,306
4,990,000	NCL Corp. Ltd., 8.125%, 1/15/2029(a)	5,335,303
2,415,000	NCL Finance Ltd., 6.125%, 3/15/2028(a)	2,463,298
230,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026(a)	227,405
12,300,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028(a)	12,455,950
900,000	Royal Caribbean Cruises Ltd., 5.625%, 9/30/2031(a)	911,812
6,310,000	Royal Caribbean Cruises Ltd., 6.000%, 2/01/2033(a)	6,468,911
2,570,000	Royal Caribbean Cruises Ltd., 6.250%, 3/15/2032(a)	2,665,961
		58,286,305
	Life Insurance — 1.2%
20,000,000	National Life Insurance Co., 10.500%, 9/15/2039(a)	25,868,000
8,920,000	NLV Financial Corp., 7.500%, 8/15/2033(a)	9,892,994
		35,760,994
	Lodging — 0.6%
1,245,000	Choice Hotels International, Inc., 5.850%, 8/01/2034	1,283,915
1,745,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 4.875%, 7/01/2031(a)	1,583,850
4,155,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029(a)	3,908,515
12,700,000	Travel & Leisure Co., 4.500%, 12/01/2029(a)	12,035,425
		18,811,705
	Media Entertainment — 1.3%
1,550,000	iHeartCommunications, Inc., 4.750%, 1/15/2028(a)	1,006,865
5,275,000	iHeartCommunications, Inc., 5.250%, 8/15/2027(a)	3,599,843
14,565,000	Netflix, Inc., 4.875%, 6/15/2030(a)	15,027,238
970,000	Netflix, Inc., 4.900%, 8/15/2034	1,003,311
10,269,000	Paramount Global, 4.375%, 3/15/2043	7,597,678
2,741,000	Paramount Global, 5.850%, 9/01/2043	2,390,470
8,715,000	Paramount Global, 6.875%, 4/30/2036	8,830,768
		39,456,173
	Metals & Mining — 2.8%
555,000	Anglo American Capital PLC, 5.500%, 5/02/2033(a)	570,531
14,335,000	ArcelorMittal SA, 6.750%, 3/01/2041	15,730,479
14,135,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027(a)	13,975,139
17,930,000	Glencore Funding LLC, 5.700%, 5/08/2033(a)	18,845,348
25,185,000	Glencore Funding LLC, 6.500%, 10/06/2033(a)	27,783,703
6,230,000	JSW Steel Ltd., 5.050%, 4/05/2032(a)	5,719,401
		82,624,601
	Midstream — 1.7%
2,300,000	Cheniere Energy Partners LP, 3.250%, 1/31/2032	2,056,698
1,530,000	Cheniere Energy Partners LP, 4.000%, 3/01/2031	1,447,975
3,185,000	Cheniere Energy Partners LP, 5.950%, 6/30/2033	3,370,195

Principal Amount (‡)	Description	Value (†)

	Midstream — continued
$14,185,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.500%, 6/15/2031(a)	$13,913,015
2,530,000	Hess Midstream Operations LP, 4.250%, 2/15/2030(a)	2,415,767
2,000,000	Targa Resources Corp., 5.500%, 2/15/2035	2,059,763
6,105,000	Venture Global Calcasieu Pass LLC, 3.875%, 11/01/2033(a)	5,475,355
3,215,000	Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031(a)	2,989,081
14,300,000	Venture Global LNG, Inc., (fixed rate to 9/30/2029, variable rate thereafter), 9.000%(a)(c)	14,494,893
1,415,000	Whistler Pipeline LLC, 5.700%, 9/30/2031(a)	1,464,916
1,580,000	Whistler Pipeline LLC, 5.950%, 9/30/2034(a)	1,636,096
		51,323,754
	Non-Agency Commercial Mortgage-Backed Securities — 1.4%
335,000	BBSG Mortgage Trust, Series 2016-MRP, Class A, 3.275%, 6/05/2036(a)	258,821
7,375,000	BPR Trust, Series 2021-NRD, Class F, 1 mo. USD SOFR + 6.870%, 11.967%, 12/15/2038(a)(b)	7,052,573
8,597,541	Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class C, 5.107%, 9/10/2045(a)(b)	7,782,494
87,642	Commercial Mortgage Pass-Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030(a)	87,432
2,925,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class B, 4.185%, 9/15/2037(a)	2,467,708
1,690,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037(a)	1,243,738
3,755,000	DC Commercial Mortgage Trust, Series 2023-DC, Class C, 7.379%, 9/12/2040(a)(b)	3,935,649
1,209,316	GS Mortgage Securities Corp. Trust, Series 2013-G1, Class B, 3.845%, 4/10/2031(a)(b)	1,107,269
5,785,000	GS Mortgage Securities Trust, Series 2014-GC22, Class D, 4.726%, 6/10/2047(a)(b)	1,600,770
290,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class D, 3.686%, 12/15/2047(a)(b)	249,406
3,110,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class C, 3.958%, 4/15/2046(b)	2,087,681
1,135,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class B, 4.213%, 8/15/2046(b)	693,553
1,917,007	Morgan Stanley Capital I Trust, Series 2012-C4, Class D, 5.336%, 3/15/2045(a)(b)	1,782,835
3,577,143	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.082%, 7/15/2046(b)	3,291,044
1,112,119	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class B, 4.322%, 8/15/2050	1,064,298
757,569	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class B, 3.744%, 12/15/2045	681,828
Principal Amount (‡)	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities — continued
$4,000,000	WFRBS Commercial Mortgage Trust, Series 2013-C15, Class B, 4.327%, 8/15/2046(b)	$3,465,752
2,612,000	WFRBS Commercial Mortgage Trust, Series 2013-C15, Class C, 4.327%, 8/15/2046(b)	2,038,596
730,417	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	650,079
		41,541,526
	Oil Field Services — 0.3%
10,445,000	Helmerich & Payne, Inc., 5.500%, 12/01/2034(a)	10,174,261
	Other REITs — 0.3%
2,735,000	EPR Properties, 3.600%, 11/15/2031	2,438,061
7,795,000	Host Hotels & Resorts LP, 5.500%, 4/15/2035	7,907,999
		10,346,060
	Pharmaceuticals — 2.8%
21,820,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028(a)	17,074,150
7,750,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	7,981,167
4,695,000	Teva Pharmaceutical Finance Netherlands II BV, 7.375%, 9/15/2029, (EUR)	5,865,928
3,990,000	Teva Pharmaceutical Finance Netherlands II BV, 7.875%, 9/15/2031, (EUR)	5,262,969
22,790,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	16,941,081
7,360,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	7,256,295
8,725,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	8,654,091
7,055,000	Teva Pharmaceutical Finance Netherlands III BV, 7.875%, 9/15/2029	7,794,166
5,070,000	Teva Pharmaceutical Finance Netherlands III BV, 8.125%, 9/15/2031	5,812,775
		82,642,622
	Property & Casualty Insurance — 0.4%
6,780,000	Ardonagh Finco Ltd., 7.750%, 2/15/2031(a)	7,008,642
12,510,000	MBIA Insurance Corp., 3 mo. USD SOFR + 11.522%, 16.823%, 1/15/2033(a)(f)	641,137
3,635,000	Ryan Specialty LLC, 5.875%, 8/01/2032(a)	3,695,563
		11,345,342
	Restaurants — 0.3%
8,105,000	1011778 BC ULC/New Red Finance, Inc., 5.625%, 9/15/2029(a)	8,222,114
	Retailers — 0.2%
3,325,000	Dillard's, Inc., 7.000%, 12/01/2028	3,531,483
1,500,000	Dillard's, Inc., 7.750%, 7/15/2026	1,560,120
		5,091,603
	Sovereigns — 4.5%
6,865,000	Chile Government International Bonds, 3.500%, 1/31/2034	6,307,422
4,875,000	Chile Government International Bonds, 3.500%, 1/25/2050	3,741,341
7,940,000	Chile Government International Bonds, 3.875%, 7/09/2031, (EUR)	9,093,836
4,330,000	Colombia Government International Bonds, 7.500%, 2/02/2034	4,490,357
8,875,000	Colombia Government International Bonds, 8.000%, 11/14/2035	9,459,184

Principal Amount (‡)	Description	Value (†)

	Sovereigns — continued
$10,000,000	Dominican Republic International Bonds, 4.875%, 9/23/2032	$9,507,470
2,900,000	Dominican Republic International Bonds, 6.600%, 6/01/2036(a)	3,073,081
1,450,000	Panama Government International Bonds, 8.000%, 3/01/2038	1,637,483
4,410,000	Philippines Government International Bonds, 2.650%, 12/10/2045	3,101,994
5,650,000	Philippines Government International Bonds, 2.950%, 5/05/2045	4,165,338
14,355,000	Republic of Poland Government International Bonds, 5.500%, 3/18/2054	14,669,087
2,260,000	Republic of South Africa Government International Bonds, 4.850%, 9/30/2029	2,193,330
6,270,000	Republic of South Africa Government International Bonds, 5.875%, 4/20/2032	6,253,823
16,420,000	Republic of Turkiye, 6.500%, 1/03/2035	16,110,155
695,000	Republic of Uzbekistan International Bonds, 3.700%, 11/25/2030	599,014
1,540,000	Republic of Uzbekistan International Bonds, 3.900%, 10/19/2031	1,315,302
4,575,000	Republic of Uzbekistan International Bonds, 5.375%, 5/29/2027, (EUR)(a)	5,129,377
200,000	Republic of Uzbekistan International Bonds, 5.375%, 2/20/2029	193,500
4,395,000	Republic of Uzbekistan International Bonds, 6.900%, 2/28/2032(a)	4,423,919
2,210,000	Republic of Uzbekistan International Bonds, 7.850%, 10/12/2028(a)	2,335,694
7,672,000	Romania Government International Bonds, 5.750%, 3/24/2035(a)	7,622,132
1,480,000	Romania Government International Bonds, 6.375%, 1/30/2034(a)	1,537,572
6,670,000	Turkiye Government International Bonds, 5.875%, 5/21/2030, (EUR)	7,749,834
10,155,000	Turkiye Government International Bonds, 7.125%, 7/17/2032	10,478,315
		135,188,560
	Technology — 2.6%
10,821,000	Block, Inc., 3.500%, 6/01/2031	9,867,133
6,895,000	Broadcom, Inc., 3.137%, 11/15/2035(a)	5,896,157
1,255,000	Broadcom, Inc., 3.419%, 4/15/2033(a)	1,140,296
6,790,000	Broadcom, Inc., 3.469%, 4/15/2034(a)	6,114,367
7,825,000	CDW LLC/CDW Finance Corp., 3.569%, 12/01/2031	7,159,761
10,845,000	CDW LLC/CDW Finance Corp., 5.550%, 8/22/2034	11,095,962
8,790,000	Iron Mountain, Inc., 4.875%, 9/15/2029(a)	8,608,469
13,040,000	Micron Technology, Inc., 5.875%, 9/15/2033	13,946,667
5,200,000	Sensata Technologies BV, 4.000%, 4/15/2029(a)	4,957,043
655,000	Sensata Technologies BV, 5.875%, 9/01/2030(a)	657,600
600,000	Sensata Technologies, Inc., 3.750%, 2/15/2031(a)	549,328
7,740,000	Sensata Technologies, Inc., 6.625%, 7/15/2032(a)	8,069,430
		78,062,213
	Treasuries — 15.8%
56,988,000,000	Indonesia Treasury Bonds, 6.750%, 7/15/2035, (IDR)	3,830,625
Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
218,221,000,000	Indonesia Treasury Bonds, 6.875%, 4/15/2029, (IDR)	$14,798,958
150,645,000	Norway Government Bonds, 1.750%, 3/13/2025, (NOK)(a)	14,108,850
203,840,000	Republic of South Africa Government Bonds, 8.875%, 2/28/2035, (ZAR)	10,919,182
88,165,000	Republic of South Africa Government Bonds, 9.000%, 1/31/2040, (ZAR)	4,463,550
15,505,000	U.K. Gilts, 0.250%, 1/31/2025, (GBP)	20,461,589
59,515,000	U.S. Treasury Notes, 3.500%, 9/30/2026	59,349,939
20,980,000	U.S. Treasury Notes, 3.750%, 8/31/2026	21,010,323
68,225,000	U.S. Treasury Notes, 4.375%, 7/31/2026	69,045,832
162,675,000	U.S. Treasury Notes, 4.375%, 5/15/2034	170,376,644
5,425,000	U.S. Treasury Notes, 4.500%, 5/31/2029	5,642,000
47,530,000	U.S. Treasury Notes, 4.625%, 6/30/2026(h)	48,261,516
27,285,000	U.S. Treasury Notes, 4.875%, 4/30/2026	27,750,763
		470,019,771
	Wireless — 0.7%
4,309,000	SoftBank Group Corp., 4.625%, 7/06/2028	4,135,304
16,360,000	T-Mobile USA, Inc., 4.700%, 1/15/2035	16,302,636
		20,437,940
	Total Non-Convertible Bonds (Identified Cost $2,369,766,091)	2,164,914,933

Convertible Bonds — 5.8%
	Airlines — 0.5%
13,130,000	Southwest Airlines Co., 1.250%, 5/01/2025	13,227,533
	Cable Satellite — 3.4%
125,670,000	DISH Network Corp., 3.375%, 8/15/2026	100,832,024
	Consumer Cyclical Services — 0.5%
577,000	Booking Holdings, Inc., 0.750%, 5/01/2025	1,290,880
8,620,000	Uber Technologies, Inc., Series 2028, 0.875%, 12/01/2028(a)	10,792,240
837,000	Zillow Group, Inc., 1.375%, 9/01/2026	1,231,227
		13,314,347
	Electric — 0.1%
1,385,000	Evergy, Inc., 4.500%, 12/15/2027(a)	1,524,885
955,000	NRG Energy, Inc., 2.750%, 6/01/2048	2,116,758
		3,641,643
	Financial Other — 0.0%
103,296	China Aoyuan Group Ltd., Series IAI, Zero Coupon, 0.000%–34.161%, 9/30/2028(g)	1,386
1,846,712	Sunac China Holdings Ltd., 1.000% PIK or 0.000% Cash, 9/30/2032(a)(d)	178,522
		179,908
	Leisure — 0.5%
6,447,000	Carnival Corp., 5.750%, 12/01/2027	10,366,776
1,475,000	Royal Caribbean Cruises Ltd., 6.000%, 8/15/2025	5,272,387
		15,639,163
	Media Entertainment — 0.0%
806,000	Liberty Media Corp.-Liberty Formula One, 2.250%, 8/15/2027	886,224
	Pharmaceuticals — 0.5%
14,620,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	13,896,310
1,492,000	Jazz Investments I Ltd., 3.125%, 9/15/2030(a)	1,553,918
		15,450,228

Principal Amount (‡)	Description	Value (†)

	Technology — 0.3%
$815,000	Datadog, Inc., 0.125%, 6/15/2025	$1,055,425
782,000	Nutanix, Inc., 0.250%, 10/01/2027	932,535
2,815,000	ON Semiconductor Corp., 0.500%, 3/01/2029	2,845,965
400,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025	1,374,400
1,555,000	Shift4 Payments, Inc., 0.500%, 8/01/2027	1,598,540
1,215,000	Wolfspeed, Inc., 0.250%, 2/15/2028	477,495
2,350,000	Wolfspeed, Inc., 1.875%, 12/01/2029	874,200
810,000	Zscaler, Inc., 0.125%, 7/01/2025	988,200
		10,146,760
	Total Convertible Bonds (Identified Cost $204,486,307)	173,317,830

Municipals — 1.3%
	Virginia — 1.3%
45,065,000	Tobacco Settlement Financing Corp., 6.706%, 6/01/2046 (Identified Cost $45,061,291)	38,256,972
	Total Bonds and Notes (Identified Cost $2,619,313,689)	2,376,489,735

Shares
Common Stocks— 7.3%
	Aerospace & Defense — 0.2%
8,250	Lockheed Martin Corp.	4,822,620
	Air Freight & Logistics — 0.2%
50,033	United Parcel Service, Inc., Class B	6,821,499
	Banks — 0.2%
24,824	JPMorgan Chase & Co.	5,234,389
	Beverages — 0.1%
54,022	Coca-Cola Co.	3,882,021
	Biotechnology — 0.4%
38,571	AbbVie, Inc.	7,617,001
57,899	BioMarin Pharmaceutical, Inc.(f)	4,069,721
		11,686,722
	Capital Markets — 0.2%
2,271	BlackRock, Inc.	2,156,337
27,969	Morgan Stanley	2,915,489
		5,071,826
	Chemicals — 0.1%
5,772	Linde PLC	2,752,436
	Construction Materials — 0.2%
940,337	Cemex SAB de CV, ADR	5,736,056
	Consumer Staples Distribution & Retail — 0.2%
4,094	Costco Wholesale Corp.	3,629,413
44,816	Walmart, Inc.	3,618,892
		7,248,305
	Containers & Packaging — 0.1%
9,547	Packaging Corp. of America	2,056,424
	Electric Utilities — 0.1%
32,595	Duke Energy Corp.	3,758,204
	Electrical Equipment — 0.2%
48,512	Emerson Electric Co.	5,305,757
	Financial Services — 0.2%
11,741	Mastercard, Inc., Class A	5,797,706
Shares	Description	Value (†)
	Ground Transportation — 0.1%
15,808	Union Pacific Corp.	$3,896,356
	Health Care Equipment & Supplies — 0.2%
52,860	Abbott Laboratories	6,026,569
	Health Care Providers & Services — 0.5%
20,301	Elevance Health, Inc.	10,556,520
9,602	UnitedHealth Group, Inc.	5,614,097
		16,170,617
	Hotels, Restaurants & Leisure — 0.1%
29,972	Starbucks Corp.	2,921,970
	Household Products — 0.2%
30,240	Procter & Gamble Co.	5,237,568
	Interactive Media & Services — 0.2%
29,148	Alphabet, Inc., Class A	4,834,196
	Life Sciences Tools & Services — 0.2%
7,265	Thermo Fisher Scientific, Inc.	4,493,911
	Machinery — 0.2%
10,580	Deere & Co.	4,415,351
	Media — 0.6%
1,317,588	Altice USA, Inc., Class A(f)	3,241,267
209,799	Comcast Corp., Class A	8,763,304
461,939	iHeartMedia, Inc., Class A(f)	854,587
546,648	Paramount Global, Class B	5,805,402
		18,664,560
	Oil, Gas & Consumable Fuels — 0.3%
9,229	Battalion Oil Corp.(f)	61,557
54,591	Exxon Mobil Corp.	6,399,157
70,930	Williams Cos., Inc.	3,237,955
		9,698,669
	Pharmaceuticals — 0.7%
144,121	Bristol-Myers Squibb Co.	7,456,821
49,174	Johnson & Johnson	7,969,138
59,067	Merck & Co., Inc.	6,707,649
		22,133,608
	Real Estate Management & Development — 0.0%
288,943	China Aoyuan Group Ltd.(f)	11,391
	Semiconductors & Semiconductor Equipment — 0.5%
29,964	Broadcom, Inc.	5,168,790
42,809	Microchip Technology, Inc.	3,437,134
39,014	QUALCOMM, Inc.	6,634,331
		15,240,255
	Software — 0.3%
14,267	Microsoft Corp.	6,139,090
11,155	Salesforce, Inc.	3,053,235
		9,192,325
	Specialized REITs — 0.2%
23,265	American Tower Corp.	5,410,508
	Specialty Retail — 0.2%
18,122	Home Depot, Inc.	7,343,034
	Technology Hardware, Storage & Peripherals — 0.3%
32,329	Apple, Inc.	7,532,657
23,768	IQOR US, Inc.(f)	31,302
		7,563,959
	Trading Companies & Distributors — 0.1%
54,698	Fastenal Co.	3,906,531
	Total Common Stocks (Identified Cost $228,342,703)	217,335,343

Principal Amount (‡)	Description	Value (†)
Senior Loans — 6.2%
	Aerospace & Defense — 0.1%
$641,779	TransDigm, Inc., 2023 Term Loan J, 3 mo. USD SOFR + 2.500%, 7.104%, 2/28/2031(b)(i)	$639,083
1,029,555	TransDigm, Inc., 2024 Term Loan I, 3 mo. USD SOFR + 2.750%, 7.354%, 8/24/2028(b)(i)	1,028,865
		1,667,948
	Brokerage — 0.4%
1,805,000	Assetmark Financial Holdings, Inc., 2024 Term Loan, 3 mo. USD SOFR + 3.000%, 7.604%, 9/05/2031(b)(i)	1,782,997
9,441,337	Edelman Financial Center LLC, 2024 Term Loan B, 1 mo. USD SOFR + 3.250%, 8.095%, 4/07/2028(b)	9,420,944
		11,203,941
	Building Materials — 0.3%
1,409,289	Foundation Building Materials Holding Co. LLC, 2024 Term Loan B2, 3 mo. USD SOFR + 4.000%, 9.252%, 1/29/2031(b)(i)	1,370,209
7,042,842	Summit Materials LLC, 2023 Incremental Term Loan B, 3 mo. USD SOFR + 1.750%, 7.054%, 1/12/2029(b)(i)	7,066,295
		8,436,504
	Consumer Cyclical Services — 0.1%
2,368,260	Ryan LLC, Term Loan, 1 mo. USD SOFR + 3.500%, 8.345%, 11/14/2030(b)(i)	2,340,623
	Diversified Manufacturing — 0.3%
6,537,176	Resideo Funding, Inc., 2024 M&A Term Loan B, 3 mo. USD SOFR + 2.000%, 7.301%, 6/13/2031(b)(i)	6,537,176
1,420,338	Resideo Funding, Inc., 2024 Term Loan B, 1 mo. USD SOFR + 2.000%, 6.855%, 2/11/2028(b)(i)	1,423,889
		7,961,065
	Financial Other — 0.4%
7,424,492	Trans Union LLC, 2024 Term Loan B8, 1 mo. USD SOFR + 1.750%, 6.595%, 6/24/2031(b)(i)	7,407,638
5,283,205	Trans Union, LLC, 2024 Term Loan B8, 6/24/2031(j)	5,271,212
		12,678,850
	Gaming — 0.0%
653,363	Light & Wonder International, Inc., 2024 Term Loan B2, 1 mo. USD SOFR + 2.250%, 7.333%, 4/14/2029(b)(i)	652,193
	Healthcare — 0.9%
1,665,985	Bausch & Lomb Corp., 2023 Incremental Term Loan, 1 mo. USD SOFR + 4.000%, 8.845%, 9/29/2028(b)(i)	1,662,870
13,625,305	Bausch & Lomb Corp., Term Loan, 1 mo. USD SOFR + 3.250%, 8.270%, 5/10/2027(b)(i)	13,562,356
5,060,000	Medline Borrower LP, 2024 USD Add-on Term Loan B, 1 mo. USD SOFR + 2.250%, 7.095%, 10/23/2028(b)(i)	5,052,764
7,467,920	Star Parent, Inc., Term Loan B, 3 mo. USD SOFR + 3.750%, 8.354%, 9/27/2030(b)(i)	7,255,085
		27,533,075
	Leisure — 0.3%
6,077,585	Carnival Corp., 2024 Term Loan B1, 1 mo. USD SOFR + 2.750%, 7.595%, 10/18/2028(b)(i)	6,081,415
Principal Amount (‡)	Description	Value (†)
	Leisure — continued
$2,613,003	Carnival Corp., 2024 Term Loan B2, 1 mo. USD SOFR + 2.750%, 7.595%, 8/08/2027(b)(i)	$2,617,079
1,496,250	Six Flags Entertainment Corp., 2024 Term Loan B, 1 mo. USD SOFR + 2.000%, 6.845%, 5/01/2031(b)(i)	1,492,135
		10,190,629
	Lodging — 0.6%
4,583,402	Hilton Domestic Operating Co., Inc., 2023 Term Loan B4, 1 mo. USD SOFR + 1.750%, 6.605%, 11/08/2030(b)	4,580,789
179,077	Hilton Grand Vacations Borrower LLC, 2021 Term Loan B, 1 mo. USD SOFR + 2.500%, 7.345%, 8/02/2028(b)(i)	177,847
12,049,009	Hilton Grand Vacations Borrower LLC, 2024 Incremental Term Loan B, 1 mo. USD SOFR + 2.250%, 7.095%, 1/17/2031(b)(i)	11,943,581
		16,702,217
	Media Entertainment — 0.3%
9,417,675	Cengage Learning, Inc., 2024 Term Loan B, 6 mo. USD SOFR + 4.250%, 9.538%, 3/22/2031(b)(i)	9,432,555
	Paper — 0.2%
6,860,903	Asplundh Tree Expert LLC, 2024 Incremental Term Loan B, 1 mo. USD SOFR + 1.750%, 6.595%, 5/23/2031(b)	6,863,784
	Property & Casualty Insurance — 1.2%
10,905,102	Alliant Holdings Intermediate LLC, 2024 Term Loan B6, 9/19/2031(j)	10,840,325
13,416,375	Amynta Agency Borrower, Inc., 2024 Term Loan B, 3 mo. USD SOFR + 3.750%, 9.002%, 2/28/2028(b)(i)	13,408,057
2,040,000	Ardonagh Midco 3 PLC, 2024 USD Term Loan B, 2/15/2031(j)	2,041,285
4,307,062	HUB International Ltd., 2024 1st Lien Term Loan B, 3 mo. USD SOFR + 3.000%, 8.255%, 6/20/2030(b)(i)	4,300,171
948,000	Ryan Specialty Group LLC, 2024 USD Term Loan B, 1 mo. USD SOFR + 2.250%, 7.095%, 9/15/2031(b)(i)	945,924
3,815,000	Truist Insurance Holdings LLC, 1st Lien Term Loan, 3 mo. USD SOFR + 3.250%, 7.854%, 5/06/2031(b)(i)	3,805,462
		35,341,224
	Technology — 1.0%
3,315,000	Boost Newco Borrower LLC, 2024 USD Term Loan B, 3 mo. USD SOFR + 2.500%, 7.104%, 1/31/2031(b)(i)	3,313,608
12,686,000	First Advantage Holdings LLC, 2024 Term Loan B, 9/19/2031(j)	12,622,570
13,570,000	Fortress Intermediate 3, Inc., Term Loan B, 1 mo. USD SOFR + 3.750%, 8.595%, 6/27/2031(b)(i)	13,536,075
		29,472,253
	Wireless — 0.1%
2,969,500	SBA Senior Finance II LLC, 2024 1st Lien Term Loan B, 1/25/2031(j)	2,970,183
	Total Senior Loans (Identified Cost $184,089,396)	183,447,044

Principal Amount (‡)	Description	Value (†)

Collateralized Loan Obligations — 3.0%
$6,730,000	522 Funding CLO Ltd., Series 2018-3A, Class DR, 3 mo. USD SOFR + 3.362%, 8.644%, 10/20/2031(a)(b)	$6,747,606
4,475,000	AGL CLO 12 Ltd., Series 2021-12A, Class B, 3 mo. USD SOFR + 1.862%, 7.144%, 7/20/2034(a)(b)	4,483,704
4,955,000	AGL CLO 12 Ltd., Series 2021-12A, Class D, 3 mo. USD SOFR + 3.112%, 8.394%, 7/20/2034(a)(b)	4,963,126
1,245,000	AGL CLO 7 Ltd., Series 2020-7A, Class DR, 3 mo. USD SOFR + 3.362%, 8.663%, 7/15/2034(a)(b)	1,246,196
2,675,000	ARES Loan Funding I Ltd., Series 2021-ALFA, Class D, 3 mo. USD SOFR + 3.262%, 8.563%, 10/15/2034(a)(b)	2,680,864
850,000	Ballyrock CLO Ltd., Series 2019-2A, Class A2RR, 3 mo. USD SOFR + 2.000%, 7.128%, 2/20/2036(a)(b)	851,588
1,505,000	Benefit Street Partners CLO XVI Ltd., Series 2018-16A, Class DR, 3 mo. USD SOFR + 3.262%, 8.547%, 1/17/2032(a)(b)	1,506,243
3,530,000	CarVal CLO III Ltd., Series 2019-2A, Class DR, 3 mo. USD SOFR + 3.212%, 8.494%, 7/20/2032(a)(b)	3,537,949
3,095,000	CIFC Funding Ltd., Series 2021-5A, Class D, 3 mo. USD SOFR + 3.512%, 8.813%, 7/15/2034(a)(b)	3,100,772
4,390,000	Clover CLO LLC, Series 2021-1A, Class D, 3 mo. USD SOFR + 3.212%, 8.494%, 4/22/2034(a)(b)	4,388,658
3,780,000	Clover CLO LLC, Series 2021-2A, Class D, 3 mo. USD SOFR + 3.312%, 8.594%, 7/20/2034(a)(b)	3,788,732
4,775,000	Crown City CLO I, Series 2020-1A, Class CR, 3 mo. USD SOFR + 3.682%, 8.964%, 7/20/2034(a)(b)	4,734,288
2,885,000	Elmwood CLO VIII Ltd., Series 2021-1A, Class DR, 3 mo. USD SOFR + 3.800%, 9.082%, 4/20/2037(a)(b)	2,952,552
980,000	LCM 30 Ltd., Series 30A, Class CR, 3 mo. USD SOFR + 2.262%, 7.544%, 4/20/2031(a)(b)	981,713
2,965,000	LCM 30 Ltd., Series 30A, Class DR, 3 mo. USD SOFR + 3.262%, 8.544%, 4/20/2031(a)(b)	2,920,964
990,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D1R, 3 mo. USD SOFR + 3.300%, 8.639%, 7/23/2037(a)(b)	997,136
6,010,000	Neuberger Berman CLO XX Ltd., Series 2015-20A, Class BRR, 3 mo. USD SOFR + 1.912%, 7.213%, 7/15/2034(a)(b)	6,019,971
3,125,000	Octagon Investment Partners 46 Ltd., Series 2020-2A, Class DR, 3 mo. USD SOFR + 3.562%, 8.863%, 7/15/2036(a)(b)	3,044,919
8,250,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class BR, 3 mo. USD SOFR + 1.912%, 7.194%, 7/02/2035(a)(b)	8,264,248
6,530,000	Palmer Square BDC CLO 1 Ltd., Series 1A, Class B1, 3 mo. USD SOFR + 2.150%, 7.475%, 7/15/2037(a)(b)	6,586,661
Principal Amount (‡)	Description	Value (†)

$970,000	Palmer Square CLO Ltd., Series 2015-1A, Class A2R4, 3 mo. USD SOFR + 1.962%, 7.088%, 5/21/2034(a)(b)	$972,489
12,510,000	Palmer Square CLO Ltd., Series 2021-4A, Class E, 3 mo. USD SOFR + 6.312%, 11.613%, 10/15/2034(a)(b)	12,512,189
400,000	THL Credit Wind River CLO Ltd., Series 2018-3A, Class D, 3 mo. USD SOFR + 3.212%, 8.494%, 1/20/2031(a)(b)	400,275
1,540,000	Vibrant CLO XIV Ltd., Series 2021-14A, Class C, 3 mo. USD SOFR + 4.012%, 9.294%, 10/20/2034(a)(b)	1,550,532
	Total Collateralized Loan Obligations (Identified Cost $89,145,250)	89,233,375

Shares
Preferred Stocks — 0.5%

Convertible Preferred Stock — 0.1%
	Brokerage — 0.1%
12,739	Apollo Global Management, Inc., 6.750% (Identified Cost $814,276)	866,125

Non-Convertible Preferred Stocks — 0.4%
	Home Construction — 0.1%
208,246	Hovnanian Enterprises, Inc., 7.625%	3,748,428
	Office REITs — 0.1%
1,596	Highwoods Properties, Inc., Series A, 8.625%(k)	1,689,608
	Other REITs — 0.2%
115,797	Prologis, Inc., Series Q, 8.540%	6,600,429
	Total Non-Convertible Preferred Stocks (Identified Cost $8,314,041)	12,038,465
	Total Preferred Stocks (Identified Cost $9,128,317)	12,904,590

Principal Amount (‡)
Short-Term Investments — 4.5%
$134,813,795	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2024 at 3.000% to be repurchased at $134,825,029 on 10/01/2024 collateralized by $136,961,800 U.S. Treasury Obligations, 0.125%-4.500% due 10/15/2026-5/31/2029 valued at $137,510,120 including accrued interest(l) (Identified Cost $134,813,795)	134,813,795
	Total Investments — 101.5% (Identified Cost $3,264,833,150)	3,014,223,882
	Other assets less liabilities — (1.5)%	(44,131,226)
	Net Assets — 100.0%	$2,970,092,656

(†)
Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. The Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Fund's Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board's oversight.
Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value ("NAV") per share.
Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.
Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are fair valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to fair value debt, unlisted equities, senior loans and collateralized loan obligations where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment. Forward foreign currency contracts are fair valued utilizing interpolated rates determined based on information provided by an independent pricing service. Centrally cleared swap agreements are fair valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.
The Fund may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund's investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund's NAV is calculated.
Fair valuation by the Fund's valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.
The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(a)
All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2024, the value of Rule 144A holdings amounted to
$1,221,592,385 or 41.1% of net assets.

(b)
Variable rate security. Rate as of September 30, 2024 is disclosed. Issuers comprised of various lots with differing coupon rates have been aggregated for the purpose of presentation in the Portfolio of Investments and show a weighted average rate. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions.
These securities may not indicate a reference rate and/or spread in their description.

(c)	Perpetual bond with no specified maturity date.
(d)
Payment–in–kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. For the period ended September 30, 2024, interest payments were made in principal.

(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Non-income producing security.
(g)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(h)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(i)
Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate which may range from 0.00% to 1.00%, to which the spread is added.

(j)	Position is unsettled. Contract rate was not determined at September 30, 2024 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(k)	Level 3 security. Value has been determined using significant unobservable inputs.
(l)
The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund's policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty.
Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. As of September 30, 2024, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

ABS	Asset-Backed Securities
ADR
An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts
SOFR	Secured Overnight Financing Rate

EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
NOK	Norwegian Krone
ZAR	South African Rand
Swap Agreements
The Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the "protection buyer" and "protection seller") to exchange the credit risk of an issuer ("reference obligation") for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Fund may be either the protection buyer or the protection seller. As a protection buyer, the Fund has the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Fund has the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments ("fees") over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Fund may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Swap agreements are valued daily and fluctuations in the value are recorded as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded as part of unrealized appreciation (depreciation) on swap agreements. When received or paid, fees are recorded as realized gain or loss. Upfront premiums paid or received by the Fund are recorded as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Fund as a result of a credit event or termination of the agreement are recorded as realized gain or loss.
Swap agreements are privately negotiated in the over-the-counter ("OTC") market and may be entered into as a bilateral contract or centrally cleared ("centrally cleared swaps"). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the "CCP") and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as "variation margin," are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund's counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty.
At September 30, 2024, the Fund had the following open centrally cleared credit default swap agreements:

Sell Protection

Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
CDX.NA.HY* .S42	5.00%	6/20/2029	3.06%	40,000,000	$2,352,534	$3,170,191	$817,657
CDX.NA.HY* .S42	5.00%	6/20/2029	3.06%	82,500,000	4,130,987	6,538,519	2,407,532
Total						$9,708,710	$3,225,189

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
^
Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

*	CDX.NA.HY is an index composed of North American high yield credit default swaps.
Forward Foreign Currency Contracts
The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund's investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund's or counterparty's net obligations under the contracts.
At September 30, 2024, the Fund had the following open forward foreign currency contracts:
Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	12/18/2024	EUR	S	8,149,000	$9,005,541	$9,099,376	$(93,835)
Futures Contracts
The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.
When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as "initial margin." As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as "variation margin," are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund's ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.
Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund's claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.
At September 30, 2024, the Fund had the following open long futures contracts:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 2 Year U.S. Treasury Notes Futures	12/31/2024	847	$176,042,529	$176,381,133	$338,604
CBOT 5 Year U.S. Treasury Notes Futures	12/31/2024	12,834	1,409,252,938	1,410,236,022	983,084
Total					$1,321,688

At September 30, 2024, the Fund had the following open short futures contracts:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT U.S. Long Bond Futures	12/19/2024	1,055	$131,540,791	$131,017,812	$522,979
CBOT Ultra Long-Term U.S. Treasury Bond Futures	12/19/2024	417	55,881,808	55,500,094	381,714
Ultra 10 Year U.S. Treasury Notes Futures	12/19/2024	2,019	238,984,027	238,841,391	142,636
Total					$1,047,329
Fair Value Measurements.
In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:
• Level 1 — quoted prices in active markets for identical assets or liabilities;
• Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and
• Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund's pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Fund has knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.

Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.
The following is a summary of the inputs used to value the Fund's investments as of September 30, 2024, at value:
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$ —	$2,376,489,735	$ —	$2,376,489,735
Common Stocks
Real Estate Management & Development	—	11,391	—	11,391
Technology Hardware, Storage & Peripherals	7,532,657	31,302	—	7,563,959
All Other Common Stocks(a)	209,759,993	—	—	209,759,993
Total Common Stocks	217,292,650	42,693	—	217,335,343
Senior Loans(a)	—	183,447,044	—	183,447,044
Collateralized Loan Obligations	—	89,233,375	—	89,233,375
Preferred Stocks
Convertible Preferred Stock(a)	866,125	—	—	866,125
Non-Convertible Preferred Stocks
Home Construction	3,748,428	—	—	3,748,428
Office REITs	—	—	1,689,608	1,689,608
Other REITs	—	6,600,429	—	6,600,429
Total Non-Convertible Preferred Stocks	3,748,428	6,600,429	1,689,608	12,038,465
Total Preferred Stocks	4,614,553	6,600,429	1,689,608	12,904,590
Short-Term Investments	—	134,813,795	—	134,813,795
Total Investments	221,907,203	2,790,627,071	1,689,608	3,014,223,882
Centrally Cleared Credit Default Swap Agreements (unrealized appreciation)	—	3,225,189	—	3,225,189
Futures Contracts (unrealized appreciation)	2,369,017	—	—	2,369,017
Total	$224,276,220	$2,793,852,260	$1,689,608	$3,019,818,088

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$ —	$(93,835)	$ —	$(93,835)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2023 and/or September 30, 2024:

Asset Valuation Inputs
Investments in Securities	Balance as of December 31, 2023	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2024	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2024
Preferred Stocks
Non-Convertible Preferred Stocks
Office REITs	$1,579,642	$ —	$ —	$109,966	$ —	$ —	$ —	$ —	$1,689,608	$109,966
Derivatives
Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include swap agreements, forward foreign currency contracts & futures contracts.
The Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. The Fund may also use credit default swaps, as a protection seller, to gain investment exposure. As of September 30, 2024, the Fund engaged in credit default swap agreements (as a protection seller) to gain investment exposure.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. As of September 30, 2024, the Fund engaged in forward foreign currency contracts for hedging purposes to gain exposure to foreign currencies.
The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts and interest rate swap agreements to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Fund may also use futures contracts to gain investment exposure. As of September 30, 2024, the Fund used futures contracts to manage duration.
The following is a summary of derivative instruments for the Fund, as of September 30, 2024:
Assets	Unrealized appreciation on futures contracts	Swap agreements at value	Total
Exchange-traded/cleared asset derivatives
Interest rate contracts	$2,369,017	$9,708,710	$12,077,727

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(93,835)
The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.
OTC derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of September 30, 2024, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:
Counterparty:	Derivatives	Collateral Pledged
Bank of America N.A.	$ (93,835)	$ —
Counterparty risk is managed based on policies and procedures established by the Fund's adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund's aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange's clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker's customers, potentially resulting in losses to the Fund.

Industry Summary at September 30, 2024 (Unaudited)
Treasuries	15.8%
Cable Satellite	9.5
Sovereigns	4.5
Pharmaceuticals	4.0
Finance Companies	3.9
Technology	3.9
Independent Energy	3.8
Banking	3.5
ABS Other	3.0
Metals & Mining	2.8
Leisure	2.8
ABS Home Equity	2.1
Other Investments, less than 2% each	34.4
Collateralized Loan Obligations	3.0
Short-Term Investments	4.5
Total Investments	101.5
Other assets less liabilities (Including swap agreements, forward foreign currency and futures contracts)	(1.5)
Net Assets	100.0%